Cantaloupe Acquires Three Square Market (32M), Accelerating the Company’s Micro Market Presence and International Expansion

Combined Company Offers Full Range of Self-Service Kiosk, Payment, and Software Solutions to the Fast-Growing Micro Market Industry

32M’s Presence in Europe Accelerates Expansion of Cantaloupe’s Geographic Footprint

Immediately Accretive to Cantaloupe’s Growth, Margins and Profitability

MALVERN, Pa., December 5, 2022 — Cantaloupe, Inc. (NASDAQ: CTLP), a digital payments and software company, today announced the completion of its acquisition of Three Square Market (32M) for $41 million. 32M is a leading provider of software and self-service kiosk-based point of sale and payment solutions that power the micro market industry. The acquisition delivers full service capabilities to Cantaloupe’s presence in the high growth micro market industry while also immediately expanding Cantaloupe’s international footprint for its full suite of products.

“The acquisition of 32M, with its expansive portfolio of micro-market technology and broad geographic footprint, immediately accelerates two of our most important strategic growth priorities. 32M is already an integrated partner of our Seed Markets software platform, which will enable Cantaloupe to capture additional revenue synergies through cross-sell and upsell opportunities throughout our combined customer base. We are now well positioned as a best-in-class technology provider for the accelerating self-service commerce industry,” said Ravi Venkatesan, CEO of Cantaloupe, Inc.

“This exciting acquisition builds upon the strong organic growth we are experiencing in our core business today. This combination will accelerate our organic top line growth while also expanding our margins, offering attractive financial returns to our investors. We believe that this combination also enhances the value and attractiveness of our company for future partners and strategic opportunities” noted Venkatesan.

“We look forward to providing updated guidance, including the impact of our 32M acquisition, at our analyst day on December 12,” concluded Venkatesan.

Acquisition Highlights:
a.Provides a comprehensive line of self-service kiosks, smart coolers, and cloud-based software, already integrated with Cantaloupe’s Seed Markets software platform
b.Expands Cantaloupe’s micro market presence by adding nearly 3000 locations across North America and international markets including the UK, Sweden and Romania.
c.Increases direct salesforce and customer service teams in both the US and UK
d.Generates opportunities for revenue synergies through converting current 32M customers to SEED Markets software platform, as well as cross-selling 32M’s micro market technology to Cantaloupe’s existing food and beverage customers.
e.Enhances Cantaloupe’s revenue growth and EBITDA margins immediately.

“Bringing 32M into Cantaloupe and gaining access to Cantaloupe’s 25,000+ customer base, from small and medium businesses to large enterprises, is an exciting opportunity for us,” said Tony Danna, president of 32M. “We can now better leverage Cantaloupe’s Seed platform with our existing customers, both in the US and other geographies, and expect to benefit from a combined salesforce to help our products reach more customers”

Transaction Details:
a.The purchase price of $41 million was funded with 90% cash and 10% stock. The stock consideration is subject to a two-year vesting schedule.
b.Cantaloupe has funded the cash portion with $25 million of debt from its existing credit facility and existing cash on hand.
c.32M is estimated to produce $19 million of revenue with EBITDA margins of 20%+ for calendar year 2022 on a standalone basis.
d.Piper Sandler & Co. served as financial advisor and King & Spalding served as legal advisor to Cantaloupe.

About Cantaloupe, Inc.
Cantaloupe, Inc. is a software and payments company that provides end-to-end technology solutions for self-service commerce. Cantaloupe is transforming the self-service industry by offering one integrated solution for payments processing, logistics, and back-office management. The company’s enterprise-wide platform is designed to increase consumer engagement and sales revenue through digital payments, digital advertising, and customer loyalty programs, while providing retailers with control and visibility over their operations and inventory. As a result, customers ranging from vending machine companies to operators of micro markets, gas and car charging stations, laundromats, metered parking terminals, kiosks, amusements, and more can run their businesses more proactively, predictably, and competitively.

About Three Square Market (32M)
Three Square Market (32M) is a leader in providing micro market solutions to vending operators and provides one-stop-shopping for everything micro-market related, including self-pay and convenience. 32M was the first in the micro market industry to realize the importance of a mobile app and made a user-friendly app for operators on the go. As a leader in technology, 32M continues to lead the way in micro market innovation. 32M brought the introduction of the first kiosk for markets under 35 employees and added market advancements like RFID technology, second screen promotions, intelligent inventory management, campaigns, loyalty and rewards programs.

Forward-looking Statements:
All statements other than statements of historical fact included in this release, including without limitation Cantaloupe’s and 32M’s future prospects and performance following Cantaloupe’s acquisition of 32M, Cantaloupe’s business strategy and the plans and objectives of Cantaloupe's management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions, as they relate to Cantaloupe or its management, may identify forward-looking statements. Such forward-looking statements are based on the reasonable beliefs of Cantaloupe's management, as well as assumptions made by and information currently available to Cantaloupe's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to: general economic, market or business conditions unrelated to our operating performance, including the impact of the ongoing COVID-19 pandemic; potential mutations of COVID-19 and the efficacy of vaccines and treatment developments and their deployment; failure to comply with the financial covenants in the Amended JPMorgan Credit Facility; our ability to raise funds in the future through sales of securities or debt financing in order to sustain operations in the normal course of business or if an unexpected or unusual event were to occur; our ability to compete with our competitors and increase market share; disruptions in or inefficiencies to our supply chain and/or operations including the impacts of the COVID-19 pandemic; the risks related to the availability of, and cost inflation in, supply chain inputs, including labor, raw materials, packaging and transportation; whether our current or future customers purchase, lease, rent or utilize ePort devices, Seed’s software solutions or our other products in the future at levels currently anticipated; whether our customers continue to utilize the Company’s transaction processing and related services, as our customer agreements are generally cancellable by the customer on thirty to sixty days’ notice; our ability to satisfy our trade obligations included in accounts payable and accrued expenses; the incurrence by us of any unanticipated or unusual non-operating expenses, which may require us to divert our cash resources from achieving our business plan; our ability to predict or estimate our future quarterly or annual revenue and expenses given the developing and unpredictable market for our products; our ability to integrate acquired companies into our current products and services structure; our ability to retain key customers from whom a significant portion of our revenue is derived; the ability of a key customer to reduce or delay purchasing products from us; our ability to obtain widespread commercial acceptance of our products and service offerings; whether any patents issued to us will provide any competitive advantages or adequate protection for our products, or would be challenged, invalidated or circumvented by others; our ability to operate without infringing the intellectual property rights of others; the ability of our products and services to avoid disruptions to our systems or unauthorized hacking or credit card fraud; geopolitical conflicts, such as the ongoing conflict between Russia and Ukraine; whether we are able to fully remediate our material weaknesses in our internal controls over financial reporting or continue to experience material weaknesses in our internal controls over financial reporting in the future, and are not able to accurately or timely report our financial condition or results of operations; the ability to remain in compliance with the continued listing standards of the Nasdaq Global Select Market and continue to remain as a member of the US Small-Cap Russell 2000®; whether our suppliers would increase their prices, reduce their output or change their terms of sale; and the risks associated with the currently pending investigation, potential litigation or possible regulatory action arising from the 2019 Investigation and its findings, from the failure to timely file our periodic reports with the Securities and Exchange Commission, from the restatement of the affected financial statements, from allegations related to the registration statement for the follow-on public offering, or from potential litigation or other claims arising from these events or other risks discussed in Cantaloupe’s filings with the U.S. Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended June 30, 2022 and Quarterly Report on Form 10-Q for the period ended September 30, 2022. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, Cantaloupe does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. If Cantaloupe updates one or more forward-looking statements, no inference should be drawn that Cantaloupe will make additional updates with respect to those or other forward-looking statements.

Cantaloupe, Inc.
cantaloupe.com

Jenifer Howard | 203-273-4246
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media@cantaloupe.com
Investor Relations: ICR, Inc.
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